EXHIBIT 10.5

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
SECTION A. CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 11
2. CONTRACT NO.: YH04-0001-06
3. EFFECTIVE DATE OF AMENDMENT: September 1, 2005
4. PROGRAM: DHCM
5. CONTRACTOR'S NAME AND ADDRESS:
   Phoenix Health Plan/Community Connection
   7878 N. 16th Street
   Phoenix, Arizona  85020
6. PURPOSE OF AMENDMENT:
   To add language to clarify Credit Balance Review Project requirements first presented in Amendment #7.

7. The above referenced contract is hereby amended as follows:
   A.	Add the following language to the Credit Balance Review Project
	language presented in Amendment #7:

	"D. If the health plan/program contractor receives credit balance recovery funds from AHCCCS and at a later date recoups funds from the provider for the same service, the health plan/program contractor must repay the provider the lesser of the amount recouped or the credit balance recovery within 20 business days of being provided the documentation of the double recoupment by AHCCCS. A provider may request a refund of a double recoupment resulting from the credit balance recovery project for a period of 1 year after the second recoupment/payment."

   B.	The Credit Balance Review Project term will run concurrent with the
	remainder of this contract, not to exceed March 4, 2008.

NOTE: Please sign and date both and return one one original to:
      Gary L. Callahan, Contract Management Supervisor
      AHCCCS Contracts and Purchasing
      701 E. Jefferson Street
      Phoenix AZ 85034

8. EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9.  NAME OF CONTRACTOR: PHOENIX HEALTH PLAN
    SIGNATURE OF AUTHORIZED INDIVIDUAL: /s/NANCY NOVICK
    TITLE: CHIEF EXECUTIVE OFFICER
    DATE: 9/7/05

10. ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
    SIGNATURE:  /s/MICHAEL VIET
    TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
    DATE: 9/6/05